Company                                                    Symbol

Abitibi-Consolidated Inc                                    A
ACE Aviation Holdings Inc.                                  ACE
Agnico-Eagle Mines Limited                                  AGE
Alcan Inc.                                         ALX-AL-WWA-WLA-VLA-VWA
ATI Technologies Incorporated                               ATY
Ballard Power Systems Inc.                                  BLD
Bank of Montreal                                        BMO-WBM-VBM
Bank of Nova Scotia (The)                               BNS-WBQ-VBQ
Barrick Gold Corporation                                ABX-WBA-VBA
BCE Inc.                                                BCE-WBC-VBC
Biovail Corporation                                         BVF
Bombardier Inc.                                         BBD-WBB-VBB
Brascan Cl. A                                               BNN
CAE Inc.                                                    CAE
Cameco Corporation                                          CCO
Canadian Imperial Bank of Commerce                       CM-WCO-VMC
Canadian National Railway Company                           CNR
Canadian Natural Resources Limited                          CNQ
Canadian Pacific Railway Limited                            CP
Canadien Pacific Ships                                      TEU
Celestica Inc.                                          CLS-WSL-VLS
CGI Inc. (Group)                                            GIB
Cognos Inc.                                                 CSN
Dofasco Inc.                                                DFS
Emergis Inc.                                                EME
EnCanaCorporation                                       ECA-WEC-VEC
Fairmont Hotels and Resorts                                 FHR
Falconbridge Limited                                        FL
Goldcorp Inc.                                               G
IAMGold Corporation                                         IMG
Imperial Oil Limited                                        IMO
Inco Limited                                             N-WNI-VNI
JDS Uniphase Canada Ltd.                                    JDU
Kinross Gold                                             K-WKK-VKK
Loblaw Companies Ltd.                                       L
Magna International Inc                                     MG
Manitoba Telecom Services Inc.                              MBT
Manulife Financial Corporation                              MFC
MDS Inc.                                                    MDS
Meridian Gold                                               MNG
Molson Inc. Cl. A                                           MOL
National Bank of Canada                                  NA-WNA-VNA
Neurochem Inc.                                              NRM
Nexen Inc.                                                  NXY
Noranda Inc.                                            NRD-WRD-VRD
Norbord Inc.                                                NBD
Nortel Networks Corporation                              NT-WNT-VNT
NOVA Chemicals Corporation                                  NCX
Novelis Inc.                                                NVL
Open Text Corp.                                             OTC
Pan American Slvr                                           PAA
Petro-Canada                                                PCA
Placer Dome Inc.                                        PDG-WDP-VDP
Potash Corporation of Sas                                   POT
Precision Drilling Corporation                              PD
QLT Phototherapeutics Inc.                                  QLT
Quebecor World SV                                           IQW
Research in Motion Limited                                  RIM
Rogers Communications Inc.                                  RCI
Royal Bank of Canada                                     RY-WYR-VRY
Shaw Comm. Cl. B                                            SJR
Sierra Wireless                                             SW
Sun Life Financial                                          SLF
Suncor Energy Inc.                                          SU
Talisman Energy Inc.                                        TLM
Teck Cominco Limited Cl. B                                  TEK
TELUS Corporation                                           T
The Jean Coutu Group (PJC) Inc.                             PJC
Thomson Corporation (The)                                   TOC
Toronto-Dominion Bank (The)                              TD-WTD-VTD
TransAlta Corporation                                       TA
TransCanada PipeLines Ltd.                                  TRP
TXS Group Inc.                                              X
Westjet Airlines Ltd.                                       WJA
XEG Options on the iUnits
S&P/TSX Capped Energy Index Fund                            XEG
XFN Options on the iUnits
S&P/TSX Capped Financial Index Fund                         XFN
XGD Options on the iUnits
S&P/TSX Capped Gold Index Fund                            XGD-XGL
XIT Options on the iUnits
S&P/TSX Capped Information
Technology Index Fund                                       XIT


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